Exhibit 99.2

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 Investor Presentation Q2 2026 The Power of Good Chemistry®

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential About This Presentation This presentation and accompanying oral statements are provided for informational purposes only and have been prepared to assist interested parties in making their own evaluation with respect to a business combination (the “proposed transaction”) between ZincFive, Inc. (“ZincFive”) and Spark I Acquisition Corporation (“Spark”) and related transactions and for no other purpose. None of ZincFive, Spark nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, is or will be given by any such person as to the accuracy or completeness of information in this presentation. To the fullest extent permitted by law, in no circumstances will ZincFive, Spark or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with ZincFive, Spark or their respective representatives, as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of ZincFive, Spark or the proposed transaction. Recipients of this presentation should each make their own evaluation of ZincFive, Spark and the proposed transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: forecasts and projected financial information for fiscal year 2026; expectations regarding the benefits of ZincFive products; expectations regarding the expansion of ZincFive’s addressable market, end-market demand and adoption of its products; expectations regarding costs savings and profitability; projections regarding ZincFive’s ability to commercialize new products and technologies, including its plan to launch new products in 2026 and 2027; projections of manufacturing capacity and the ability and timing to increase manufacturing capacity; plans for ZincFive’s manufacturing sites and the associated benefits; expectations regarding total cost of ownership of ZincFive products; projections regarding data center growth; projections of market opportunity and market share; expectations regarding ZincFive’s ability to execute its business model and the expected financial benefits of such model, including projections of revenue growth, gross margin, revenue from contracted and undelivered sales and from its pipeline of potential customers; expectations regarding ZincFive’s ability to attract, retain, and expand its customer base; and the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, many of which are beyond the control of ZincFive and Spark, that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: ZincFive’s ability to grow its business and expand operations, maintain relationships with customers and suppliers and retain its management and key employees; ZincFive’s ability to attract and retain customers; the failure of ZincFive’s products to perform as expected; the availability of raw materials and components necessary to manufacture and assemble ZincFive’s products; governmental actions affecting ZincFive’s China or other international operations; ZincFive’s ability to increase manufacturing capacity and to forecast related costs and efficiencies accurately; ZincFive’s competitive landscape; the potential need for additional future financing; ZincFive’s reliance on strategic partners, contract manufacturing organizations and other third parties; ZincFive’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the evolution of the data center industry, including the use and rate of adoption of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; risks related to geopolitical conflict, including supply chain disruptions; uncertainty or changes with respect to taxes, tariffs, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate as a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Spark could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against ZincFive or Spark; failure to realize the anticipated benefits of the proposed transaction; the ability of Spark or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Spark’s filings with the U.S. Securities and Exchange Commission (“SEC”). Additional information concerning these and other factors that may impact such forward-looking statements can be found in current and future filings by ZincFive, Spark or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of ZincFive’s and Spark’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While ZincFive and Spark may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so, except as required by law. Accordingly, undue reliance should not be placed upon these statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Spark is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Spark, which may differ materially from the performance of our founders’ or sponsors’ past investments. Additional Information About the Proposed Transaction and Where to Find It The proposed transaction will be submitted to shareholders of Spark for their consideration. Spark and ZincFive intend to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/consent solicitation statement to be distributed to Spark’s shareholders in connection with Spark’s solicitation of proxies for the vote by Spark’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to ZincFive’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents will be mailed to Spark and ZincFive shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Spark and ZincFive shareholders and other interested persons are advised to read, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed with the SEC by Spark in connection with the proposed transaction, as these documents will contain important information about Spark, ZincFive and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus/consent solicitation statement, once available, as well as other documents filed by Spark with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Spark at 3790 El Camino Real, Unit #570, Palo Alto, CA 94306. 2

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Participants in the Solicitation Spark, ZincFive and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Spark’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Spark’s shareholders in connection with the proposed transaction will be set forth in a proxy statement/prospectus/consent solicitation statement when it is filed by Spark with the SEC. You can find more information about Spark’s directors and executive officers in Spark’s final prospectus related to its initial public offering filed with the SEC on September 29, 2023. You can find information about Spark's directors and executive officers, certain of their shareholders and other members of management and employees and their interest in Spark in the sections entitled “Management --Conflicts of Interest,” “Principal Shareholders” and “Certain Relationships and Related Party Transactions” of Spark's final prospectus dated September 29, 2023, which was filed with the SEC on October 6, 2023 and is available free of charge at https://www.sec.gov/Archives/edgar/data/1884046/000110465923107437/tm2318774-12_424b4.htm#tMAN. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus/consent solicitation statement when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus/consent solicitation statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Non-GAAP Financial Measures In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures. These non-GAAP measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP measures have limitations as analytical tools, and they should be considered in addition to, and not in isolation from or as a substitute for, analysis of other GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is on slide 29 of this presentation. Use of Forecasts and Projections This presentation contains forecasted and projected financial information with respect to ZincFive, including information labeled herein as “2026F.” Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. ZincFive further cautions that these assumptions may not materialize at all and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. See the “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Use of Preliminary and Estimated Financial Information This presentation contains preliminary or estimated financial information of ZincFive. The preliminary financial information and operating results of ZincFive for the fiscal year ended December 31, 2024 and 2025 included in this presentation, which are labeled herein as “2024E” and “2025E,” respectively, are preliminary estimates and represent the most current information available to the ZincFive management, as the audits of the fiscal years ended December 31, 2024 and 2025 are not yet complete. These preliminary estimated results are subject to change following the completion of the preparation and audit of the ZincFive’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for these periods. Accordingly, investors are cautioned not to place undue reliance on the preliminary and estimated financial information included herein. No Incorporation by Reference The information contained in the third-party citations and websites referenced in this communication is not incorporated by reference into this communication. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of ZincFive, Spark, and other companies, each of which are the property of their respective owners. All third-party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any endorsement of Spark, ZincFive or the proposed transaction. Risk Factors For a description of certain risks relating to ZincFive, including its business and operations, and to the proposed transaction, we refer you to “Risk Factors” at the end of this presentation. Use of Data Information in this presentation is based on data and analyses from various sources as of April 30, 2026, unless otherwise indicated. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These estimates and other statistical data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and other statistical data. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, we cannot guarantee their accuracy or completeness. In addition, expectations, assumptions, estimates and projections of the future performance of relevant markets in which ZincFive operates are necessarily subject to a high degree of uncertainty and risk. 3

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive offers customers high-rate immediate power technology that delivers confidence in operation and peace of mind. Our nickel-zinc (NiZn) batteries are real-world trusted in mission critical applications across industries and infrastructures — supplying safe, reliable, and cost-effective power solutions enabled by highly sustainable battery technology. Now that’s The Power of Good Chemistry.

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Leadership Team 5 Tim Hysell Co-Founder | Board Member | Strategic Advisor ▪ Co-founded ZincFive nine years ago, and has guided the creation and deployment of nickel-zinc battery technology ▪ Prior to ZincFive, founded and chaired PSI Acquisitions and Millenium Power Solutions – where UPStealth was invented ▪ Worked for General Electric, Hewlett-Packard and Providence Health Systems ▪ Co-founded and sits on the board of Pacific West Bank Tod Higinbotham Chief Executive Officer ▪ CEO of PowerGenix, the pioneers of nickel-zinc battery technology that has become the ZincFive platform ▪ Track record in successfully growing companies in the energy storage, semiconductor and solar markets ▪ Prior to ZincFive, Tod served as executive VP / GM for ATMI and an executive leader at Advanced Silicon Materials Marty Heimbigner Chief Financial Officer ▪ Accomplished CFO with a proven track record leading high-growth companies through IPOs, acquisitions, public-market transitions, and successful exits ▪ Former CFO of Porch Group (NASDAQ: PRCH), helping lead the company through its transition to the public markets ▪ Known for connecting financial discipline with business strategy to create long-term enterprise value

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Executive Summary 6 AI Is Changing The World and disrupting traditional data center architecture – driving new power infrastructure requirements across hyperscale, co-location, and enterprise data centers AI ZincFive Is Experiencing Strong Revenue And Booking Momentum through strategic customer wins and increasing contracted backlog for its differentiated uninterruptible power supply (UPS) solutions ZincFive Is Developing Innovative Products to support the AI boom and address the rapidly evolving needs of AI data centers and hyperscalers ZincFive’s Unique Solution can potentially help address power pain points arising from the disruption

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Investment Highlights Mission-critical power solutions built for today’s data centers and the evolving demands of AI infrastructure 7 Providing Compelling Products And Mission-Critical Power Solutions Winning Major Data Center Customers 1 Addressing Evolving Market Challenges And Needs AI-driven disruptions in UPS system requirements are expanding ZincFive’s addressable market and accelerating adoption; future retrofit products further expand the market opportunity 3 Delivering Rapid Growth With Contracted Backlog Visibility Driving Towards Profitability Through Cost Efficiency And Manufacture Scaling 4 5 133% YoY Revenue growth achieved in 2025E, with $81.2MM contracted backlog as of 2025E, from diversified, blue-chip customers Lowering costs/megawatt through increased power density1 – growing revenue through scalable, capital-efficient manufacturing Products that provide higher power density, smaller footprint and lower total cost of ownership1 with a proprietary battery chemistry that is safe, reliable, recyclable and sustainable Over $150MM of revenue2 as of 2025E; tested and qualified with data center developers, operators and major customers – strategic win with global market leading AI data center customer 2 Note: This slide contains preliminary and estimated financial information of ZincFive, including information labeled as 2025E. You are encouraged to read “Use of Preliminary and Estimated Financial Information” on slide 3 for further information 1) See “BC Series Battery Cabinet Comparison” slide in the appendix for the standard model used by customers to assess ZincFive’s total cost of ownership (TCO) based on capital expenditures and operating expenses. This model is used for example purposes only 2) Total sales for all products and market segments since 2020

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Mission-Critical Power Solution For Data Centers Mission-Critical Power Solution For Data Centers 8 $28.7MM 2024E Revenue $66.9MM 2025E Revenue $81.2MM 12/31/2025 Contracted Backlog Key Statistics as of 12/31/2025 1.15 GW Deployed Updated ▪ A leading supplier of nickel-zinc (NiZn) batteries and solutions for mission-critical infrastructure UPS backup power for data centers, next-gen AI data centers and other applications o Supplies immediate, short-duration backup power that can maintain operations until on-site generators come online o ZincFive’s products are engineered into data center architecture and are not interchangeable components ▪ Nickel-zinc battery technology delivers high power density in a smaller footprint, ultra-fast response and superior thermal safety at lower total cost of ownership1 versus lithium-ion and lead-acid in UPS applications ▪ Systems are designed for high reliability, regulatory acceptance and long operating life in 24/7 data center environments ▪ Highly recyclable and environmentally friendly batteries designed to have a lower climate impact than lithium-ion or lead-acid 80+ Patents 717 MW Contracted In modern data centers, even brief interruptions in power can cause system outages, data loss, and hardware damage, making UPS systems a mission critical component of data center design Note: This slide contains preliminary and estimated financial information of ZincFive, including information labeled as 2024E and 2025E. You are encouraged to read “Use of Preliminary and Estimated Financial Information” on slide 3 for further information 1) See “BC Series Battery Cabinet Comparison” slide in the appendix for the standard model used by customers to assess ZincFive’s total cost of ownership (TCO) based on capital expenditures and operating expenses. This model is used for example purposes only

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 Updated Company Overview Company Overview

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential The Value Of Immediate Power 10 Updated What Does Nickel-Zinc Provide? Prismatic Battery Cylindrical Battery o Safe, sustainable, mission critical back-up power o High power density in a smaller footprint o Highly recyclable and environmentally friendly solutions o Non-flammable and stable under high temperatures Nickel-zinc technology is the clear solution for high-power, short-duration applications Traditional Chemistries

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential 11 Updated Traditional Data Centers Require UPS Datacenter Battery Criteria Next-Gen AI Data Centers Require UPS + Pulse Power Reaction Time Energy Capacity Cycling Nickel-Zinc Competitors Sub-millisecond / Near Immediate 1-5 minutes Infrequent use Lithium-Ion Lead-Acid 50ms - 50 secs. Unpredictable, spiky loads drive rapid, repeated cycling SuperCaps1 Reaction Time Energy Capacity Cycling Nickel-Zinc Competitors Sub-millisecond / Near Immediate 1-10 minutes Infrequent use Lithium-Ion Lead-Acid High Low Importance to Data Center Operation Traditional Co-Location Data Center Next-Gen AI Data Center ▪ General-purpose CPU servers with standard ethernet ▪ Transactional, web, and enterprise workloads with lighter CPU utilization ▪ Lower rack densities (5–15 kW range) with air cooling ▪ Lower, more predictable power draw ▪ Dense GPU clusters and high-bandwidth interconnects ▪ Sustained, compute-intensive model training and inference tasks ▪ Higher rack power densities (40–130 kW+ per rack) and advanced cooling systems (direct liquid or hybrid liquid-air systems) ▪ Upgraded power demands to handle repeatable and sustained peak loads ▪ Potentially shorter cycle life and higher battery replacement rate Data Center Battery Criteria UPS UPS Pulse Power AI And Next-Gen AI Data Centers Are Changing The Power Landscape 1) SuperCaps are electrochemical capacitors that store energy from the grid to be discharged and are not a battery solution

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential A Comprehensive Data Center Power Solution 12 Superior chemistry safety (no thermal runaway) Exceptional sustainability Maximum power in a minimal footprint Compelling total cost of ownership1, 2 Note: The red, yellow and green colors represent relative performance in these categories across these three battery chemistries 1) See “BC Series Battery Cabinet Comparison” slide in the appendix for the standard model used by customers to assess ZincFive’s total cost of ownership (TCO) based on capital expenditures and operating expenses. This model is used for example purposes only 2) Represents typical battery cabinet footprint. Some variation in footprint is common 3

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential 13 Customer Value Proposition Performance Without Compromise ▪ Highly recyclable batteries and battery cabinets ▪ 25-50% lower embodied carbon than lithium-ion or lead-acid ▪ Third party verified Environmental Product Declarations (EPD) published and available ▪ Battery materials are widely available (no lithium/lead) ▪ Readily available recycling globally Safety Isn’t An Add-On – It’s Built-In ▪ ZincFive NiZn batteries are non-flammable, stable under high temperatures and do not exhibit thermal runaway under testing ▪ NiZn batteries require limited cooling and battery management systems ▪ Third party safety certifications validate chemistry & system design including key UL requirements for battery systems Safe Sustainable Designed To Fit Future Infrastructure … Today ▪ High power density enables footprint and total cost of ownership1 savings vs lithium-ion and VRLA2 ▪ Scales with AI-driven power demands – 3x the power density and one third the weight of VRLA2 ; half the linear footprint of lithium-ion3 ▪ Products like BC 2 AI deliver both backup and fast-response AI power mitigation ▪ Provides supercapacitor power + lithium-ion battery energy in one nickel-zinc solution ▪ Fits into existing infrastructure and future designs Reliability Engineered At The Cell Level ▪ Operation continues even if battery cell is depleted or weak, providing inherent chemical redundancy ▪ Limited Battery Management System (BMS) controls due to safety of chemistry; provides reliable back-up ▪ Long life design life of 15 years ▪ Battery maintains high-rate performance, even at end of life Reliable Powerful 1) See “BC Series Battery Cabinet Comparison” slide in the appendix for the standard model used by customers to assess ZincFive’s total cost of ownership (TCO) based on capital expenditures and operating expenses. This model is used for example purposes only 2) Valve-regulated lead-acid is a type of lead-acid battery 3) See "BC Series Battery Cabinet Comparison" slide in the appendix.

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 Products And Solutions Supporting The Evolving Power Roadmap Products And Solutions Supporting The Evolving Power Roadmap Slide 20

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential 15 Critical Products Deployed Across Data Center Applications Industrial Engine Starting Data Center Generators Retrofit Kit to Replace Data Center UPS Lead-Acid Battery Prismatic Battery Medium Voltage BESS, Black-start, and Grid Stabilization Traditional IT UPS Battery Cabinet Leveraged into Mechanical UPS for Data Center Liquid Cooling Cylindrical Battery Hyperscaler1 AI and GPU AI Dynamic Power Battery In-Rack Battery Systems Cabinet Solutions 2 3 4 5 1B 1A 1 Expand Across Generator Geos & Segments 1) Hyperscaler: A company that runs massive globally scaled data centers to COLOR KEY Current Products Future Products and Markets deliver cloud and AI services such as AWS, Google, Microsoft and Meta

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential AI Ready Gen 3 BC 2 AI Launched Q4 2025 BBU Form Factor Planned in 2026 High-Power Cabinets AI Data Center Products BBU 2 Form Factor Pulse Power Shelves Gen 1 Gen 2 Traditional Data Center UPS BC 2 2024 Model BC 2 - 300X 2025 Model BC 2 - 500 2025 Model Retrofit Kit Planned in 2026 Gross Margin Improvement With Product Mix Product Roadmap Focused On Evolving Challenges 16 2026/2027 Products1 : AI Optimized Gen 4 1) Planned in 2026 or 2027

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Scaled Operations Delivering Solutions Globally 17 Current China manufacturing footprint can support up to $200 million in potential revenue ZincFive has two manufacturing operations in Changsha, China: one is a contract manufacturer, and one is a wholly owned operation ZincFive has a battery development and rapid prototyping operation in Shenzhen, China ZincFive believes additional capacity could be added in less than 6 months ZincFive has 20+ years of manufacturing experience in China with established nickel metal hydride equipment useful for NiZn, achieving high yields (>95%)1 and simple, scalable production Established infrastructure (manufacturing or cabinet assembly) in the U.S., Europe and China ZincFive’s manufacturing process is more capital-efficient and flexible compared to lithium-ion battery manufacturing Demonstrated Process & Capabilities China Manufacturing A new 60,000 sq. ft. facility in Tualatin, Oregon provides battery cabinet assembly (operational since May 2025). Developing U.S. battery manufacturing at a separate site These sites are expected to serve U.S. customers directly, reducing lead times, tariffs, and mitigating supply chain risk ZincFive estimates that ~$30 million of manufacturing CAPEX in the U.S. in 2026/2027 can create revenue capacity of up to $150 million subject to completing its U.S. manufacturing site U.S. Manufacturing 1) Based on 2024 and 2025 manufacturing yields

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 Data Center Power Infrastructure Is Evolving Rapidly In The Age Of AI

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Data Center Power Infrastructure Is Undergoing A Fundamental Shift 19 1) Local fire authorities enforcing fire codes Dynamic (Spiky) Loads GPU clusters generate unpredictable, rapid power surges requiring sub-second response Extreme Power Density Rack densities rising to 40–130 kW+, demanding batteries with maximum power output in minimal physical footprint to fit next-gen AI infrastructure Increased Scrutiny On Safety & Fire Risk AHJs1 enforcing NFPA and IFC standards; lithium-ion thermal runaway risk limits deployment options — NiZn's non-flammable chemistry unlocks regulated sites Hyperscaler ESG Goals & Regulatory Direction Hyperscalers face decarbonization targets; NiZn's recyclability and 25–50% lower embodied carbon vs. lithium-ion aligns directly Higher Cycling AI pulsing depletes batteries far faster than traditional IT loads, accelerating replacement cycles and creating new recurring revenue models for manufacturers Higher Charge/Discharge Needs Continuous rapid charge/discharge cycles demand chemistry engineered for high-rate performance — NiZn maintains output even at end of life where competitors degrade Thermal Management Complexity Dense GPU configurations generate extreme heat; requiring liquid cooling; new opportunity for battery backup of liquid cooling Grid Connection & Power Quality Constraints Utilities are limiting peak draw at the meter; data centers must manage power, increasing reliance on on-site battery buffering to maintain GPU performance and grid stability

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential BC 2 AI: Solution To The Changing Power Environment 20 Don’t over design with other technologies; If AI loads break through, you are covered with BC 2 AI BC Series Systems that can handle AI Pulse Profiles at various loads AI warranty protection within a standard system footprint Energy Density benefits of NiZn over other technologies ▪ Leverages nickel-zinc chemistry for higher efficiency and reliability ▪ Provides dual-use capability – AI workload pulses and backup power unlike capacitors, which cannot provide both Advanced Telemetry and Analytics ▪ Built on the ZincFive BMS Platform with streamlined hardware ▪ Enhanced UI and AI Pulse Power intelligence for deeper insights ▪ Designed to respond in 50ms intervals, enabling real-time monitoring and precise workload data capture Operates alongside existing UPS systems to absorb AI workload pulses Designed to prevent overload risk: if base load + pulse load > 110% of UPS capacity, system delivers continuity and minimizes risk of bypass

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential All-In-One Solution For AI Demands All-In-One Solution For AI Demands 21 Implications ▪ AI workloads create instant, rapid pulse power demands requiring a solution adjacent to the GPU for power smoothing ▪ The dynamic power draws must be addressed to prevent impacts to the efficiency and stability of the grid ▪ Pulse power issues become even more extreme in higher power per rack configurations ▪ Rack power increasing means that ZincFive's power density advantage becomes more valuable for compute ▪ AI data centers require dynamic power management in place for utility connection and maximum GPU performance ZincFive’s Solution ▪ ZincFive's chemistry is ideally designed for high-power battery back-up and high pulsing applications, with cycling and density improvements over competitors ▪ Unique all-in-one solution with smaller footprint1 - ZincFive is unique in providing UPS and pulse power in one solution – creating significant CAPEX and OPEX savings potential ▪ Increasing rack power densities require high power batteries closer to the compute, with increased safety over lead-acid and lithium-ion competitors and no thermal runaway demonstrated under third-party testing, ZincFive's solutions make this possible ▪ AI and GPU pulsing depletes batteries much faster than traditional IT load allowing for faster turnover and new recurring revenue models Traditional IT Loads vs. AI Dynamic Power Loads Additional Resources: Nvidia Developer Technical Blog How New GB300 NVL72 Features Provide Steady Power for AI 1) Compared to lead-acid and lithium-ion solutions

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential AI Is Driving Unprecedented Growth Of Data Centers AI Is Driving Unprecedented Growth Of Data Centers 22 Eaton 2025 Investor Day pg 19 1) Berkeley “2024 United States Data Center Energy Usage Report”, Electric Reliability Council of Texas 74 2023 2028 Data Centers Are Reshaping Electrical Demand1 ▪ As data centers grow larger, and power density per rack increases significantly over the next few years, dealing with pulse power effectively becomes even more critical ▪ Dynamic power draws, when not adequately filtered, can cause broader impacts to the efficiency and stability of the grid U.S. Data Center Capacity (GW) 4x to 6x High End Low End 132 20

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 Winning Customers

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential 24 Corporate History ZincFive Merges With PowerGenix Robust IP portfolio covering NiZn technology and scalable production UL Testing Demonstrates that there is no thermal runaway with ZincFive’s batteries at the cell level New Products & OEM Sales Launched&began shipping the 2nd generation UPS Battery Cabinet for data centers with an even smaller industry-leading footprint Contracted Backlog Building And Infrastructure Expansion Master Purchase Agreements signed with two major UPS OEMs (2023) and (2024) EMEA expansion with multiple partners; Cabinet assembly and service depot established in Europe U.S. cabinet assembly established 2016 2020-2021 2019 2022 R&D & Commercialization Launched industry’s highest power, smallest footprint UPS battery cabinet for the data center industry 2021 Mission Critical Top Tier Product Award Winner Category: UPS Systems Innovation: BC Battery UPS & Battery Cabinets 2023 2023 Mission Critical Top Tier Product Award Winner Category: UPS Systems Innovation: BC Battery UPS and Battery Cabinets Q1 2023 2024 - 2025 2024 1 BC 2 AI Product Launch Industry’s first AI-ready NiZn battery cabinet designed to handle rapid AI power surges while delivering dependable backup. Q4 2025 Edison AwardsTM Finalist Category: Resilient & Sustainable Solutions Innovation: NiZn Battery TIME AwardsTM Winner Category: Resilient & Sustainable Solutions Innovation: NiZn Battery Converted the 2021 product release and early orders into commercial traction with initial significant battery cabinet orders from ABB, Vertiv and other customers Awards Recognition | ZincFive Additional Resources: Awards & Recognition | ZincFive

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Total Addressable Market Is Large, Fast Growing And Expanding Total Addressable Market Is Large, Fast Growing And Expanding 25 Slide 19 Global DC MWs Installed And Annual CAPEX1 ($B) Non-AI data center MWs installed is expected to grow at 6% per annum from 2025 to 2029 – AI data center MWs installed is expected to grow at 21% per annum over the same period As data center size gets larger, and power density per rack increases significantly over the next few years, dealing with pulse power effectively becomes even more critical ZincFive’s TAM Is Expanding With New Products New Build Data Centers & Edge Retrofit AI Power 2025E TAM2 ~$8.8B 2025A TAM3 ~$1.6B 2025E Potential Opportunity4 ~$7.1B 1) Based on third party data and Company estimates 2) MarketsandMarkets report dated 31 October 2025, “Data Center UPS Market worth $12.47 billion by 2030” 3) Market Intelo report “UPS Battery Retrofit Market Research Report 2033” 4) Based on third party data and Company estimates 6,660 9,038 12,068 14,132 16,353 19,542 3,188 3,173 2,305 3,167 4,005 4,067 9,848 12,211 14,373 17,299 20,358 23,610 - $200 $400 $600 $800 $1,000 $1,200 - 5,000 10,000 15,000 20,000 25,000 30,000 2024E 2025E 2026E 2027E 2028E 2029E Global DC MWs Installed (MW) AI Non-AI Capex

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Demonstrated Capabilities In The Data Center Market… 26 ABB works closely with innovative companies to provide customers with sustainable options. Extensive testing has ensured ZincFive’s NiZn batteries meet data center safety, performance, and reliability requirements. The adoption of NiZn technology will enable our MegaFlex UPS solutions to provide high levels of power protection and will support customer decarbonization goals. Head of Power Protection, ABB Electrification “ ” For Corscale, circularity and sustainability are core to our development philosophy. ZincFive’s nickel-zinc battery energy storage solution provides us with a better form factor, minimizes our maintenance schedule, allows us to deploy pre-commissioned capacity faster, offers a lower total cost of ownership, eliminates thermal runway concerns, and is fully recyclable – something VRLA and Lithium-ion cannot match. When you look at the detrimental impact on the environment that lead, lithium, and cobalt pose end of life, you realize that nickel-zinc recyclability provides superior long-term benefits beyond the data center. SVP Data Center Development, Corscale ” “ Vertiv and ZincFive want to enable reliable and efficiently operated data centres around the world, providing greater access to data, with less waste and greater energy efficiency. Vertiv has already deployed the ZincFive product at several sites for major data centre companies… the technology is an excellent solution for customers faced with challenges with local Authorities Having Jurisdiction (AHJs) regarding National Fire Protection Association (NFPA) standards and the International Fire Code (IFC). Senior Director Energy Storage, Vertiv ” “

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential $29 $67 $90 - $105 2024E 2025E 2026F … Which Translates To Accelerated Commercial Traction… … Which Translates To Accelerated Commercial Traction… 27 ZincFive’s 2024E – 2026F compound annual growth rate is 84%1 , with strong growth continuing into 2026 Updated (In $MM unless otherwise stated) Note: This slide contains preliminary and estimated financial information of ZincFive, including information labeled as 2024E and 2025E. You are encouraged to read “Use of Preliminary and Estimated Financial Information” on slide 3 for further information. This slide contains forecasted and projected financial information of ZincFive, including information labeled as 2026F. You are encouraged to read “Use of Forecasts and Projections” on slide 3 for further information 1) Revenue CAGR and growth calculated using the midpoint $97.5MM of the $90.0MM-$105.0MM range Revenue Growth % 133% 35%-57%1 2024E – 2026F CAGR: 84.3%1

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential $28.7 $66.9 $90.0 - $105.0 2024E 2025E 2026F … Anchored In Strong Backlog Delivering High Confidence In 2026F … Anchored In Strong Backlog Delivering High Confidence In 2026F 28 Updated Commentary ▪ Total contracted backlog stood at $81.2MM as of the end of December 2025 ▪ Contracted backlog coverage stands at 77%-90% of 2026F guidance based on the high-low range, compared to 71% coverage in prior year1 ▪ 2026 Outlook: Company forecast of $90.0MM-$105.0MM revenue in 2026 representing a 35%-57%2 growth from the prior year Contracted Backlog Position Over Time ($MM) Historical Revenue & Outlook ($MM) 2024 Contracted Backlog Represented ~71% of 2025E Revenue 2025 Contracted Backlog is Representative of ~77% - ~90% of 2026F Revenue Note: This slide contains preliminary and estimated financial information of ZincFive, including information labeled as 2025E. You are encouraged to read “Use of Preliminary and Estimated Financial Information” on slide 3 for further information. This slide contains forecasted and projected financial information of ZincFive, including information labeled as 2026F. You are encouraged to read “Use of Forecasts and Projections” on slide 3 for further information 1) Contracted Backlog / Forward Revenue Coverage calculated as December Year End Contracted Backlog / Forward Revenue 2) 2025E to 2026F revenue growth calculated using 2025E revenue and high-low range of 2026F revenue $47.7 $81.2 2024E 2025E

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Historical Financials Historical Financials 29 Updated Financial Summary 2024E - 2025E ($MM)1 ▪ Revenue increased from $28.7 million (2024E) to $66.9 million (2025E), representing 133% growth year-over-year, driven by continued expansion of end-market demand and new customer acquisition ▪ Gross margin enhancement of 59% from 2024E to 2025E as revenue scales across the existing cost base, demonstrating stronger benefits of revenue scale over fixed manufacturing costs ▪ Operating expenses increased by $10.3 million (up 30%), but represent a declining percentage of revenue, reflecting scalability of cost structure with targeted investment in sales and marketing to drive growth Commentary 2024E 2025E Revenues $28.7 $66.9 COGS 53.6 85.0 Gross Margin ($24.9) ($18.1) Margin % (86.7%) (27.1%) Research & Development 7.5 11.3 SG&A 26.5 32.9 Operating Loss ($58.9) ($62.3) Other Income/(Expense) 0.6 5.7 Series F convertible debt change in fair value - (15.1) Loss on extinguishment of debt - (12.2) Interest Income/(Expense) (7.0) (11.8) Income Tax Benefit/(Expense) (0.0) (0.0) Net Loss ($65.2) ($95.8) EBITDA Reconciliation Net Loss (65.2) (95.8) Interest Income/(Expense) 7.0 11.8 Depreciation Expense 0.9 0.7 EBITDA2 ($57.3) ($83.3) Note: This slide contains preliminary and estimated financial information of ZincFive, including information labeled as 2024E and 2025E. You are encouraged to read “Use of Preliminary and Estimated Financial Information” on slide 3 for further information 1) Financial results are preliminary and unaudited. Annual adjustments for warranty, inventory and other customary year-end true-ups are not reflected in these results 2) “EBITDA” is a non-GAAP measure. Please see the “Non-GAAP Financial Measures” on slide 3 for further information

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 Transaction Overview

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential 2.8% 17.4% 1.2% 2.5% 76.1% SPAC Common Preferred Equity PIPE Bridge Financing Incentive Shares SPAC Founder Shares Rollover Equity to ZincFive Shareholders Update On ZincFive’s Plan To Go Public 31 DeSPAC Transaction Highlights Pro-Forma Capitalization Table1 Note: This slide contains preliminary and estimated financial information of ZincFive, including information labeled as 2025E. You are encouraged to read “Use of Preliminary and Estimated Financial Information” on slide 3 for further information. This slide contains forecasted and projected financial information of ZincFive, including information labeled as 2026F. You are encouraged to read “Use of Forecasts and Projections” on slide 3 for further information 1) Analysis excludes the impact of 13.5MM of public and private warrants with an exercise price of $11.50 per share and preferred PIPE warrant coverage 2) Assumes no SPKL shareholders exercise redemption rights to receive cash from trust account at closing 3) Assumes $100.0MM PIPE commitment (post 15% OID) and $5.0M Bridge Loan at the time of BCA signing converted at $12.00/share, and 3.5MM incentive shares transferred from sponsor 4) Assumes 0.92MM incentive shares transferred from sponsor 5) Proposed pre-money equity value of $600.0MM at $10.00 per share ▪ ZincFive is combining with Spark I Acquisition Corporation (“SPKL”), a Nasdaq-listed SPAC with $25MM in trust, sponsored by SparkLabs, a global network of startup accelerators ‒ Executed Business Combination Agreement on May 27, 2026 ▪ The merger values ZincFive at $753MM enterprise value ▪ Existing ZincFive shareholders are rolling 100% of their equity ▪ The Combination is anchored by $100MM in proceeds from committed Preferred Equity PIPE ‒ Providing critical growth capital to support scaling of ZincFive ▪ ZincFive and Spark I Acquisition Corporation moving toward filing their S-4 with the SEC 2 3 5 4

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential 7.7x 14.5x 18.5x 34.7x 52.6x $753 $4,497 $2,427 $1,394 $399 171.1% 79.4% 26.3% (57.7%) 35% - 57% $310 $131 $40 $8 $90 - $105 Select Public Company Analysis: Battery Peers Select Public Company Analysis: Battery Peers 32 Enterprise Value Peers: 26.6x 2026F Revenue Updated Blended: 15.6x Note: This slide contains preliminary and estimated financial information of ZincFive, including information labeled as 2025E. You are encouraged to read “Use of Preliminary and Estimated Financial Information” on slide 3 for further information. This slide contains forecasted and projected financial information of ZincFive, including information labeled as 2026F. You are encouraged to read “Use of Forecasts and Projections” on slide 3 for further information Source: Company filings and FactSet. Market data as of May 18, 2026 1) ZincFive 2026F Revenue assumed as to be $97.5MM, midpoint of the $90.0MM-$105.0MM range 2) 2025E to 2026F revenue growth calculated using 2025E revenue and high-low range of 2026F revenue. 2025 Revenue is estimated pending completion of formal closing of PCAOB audits 1 Median Median EV / 2026F Revenue 2025E – 2026F Revenue Growth ($MM) ($MM) Peers: 52.9% 1 2

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 Appendix

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential BC Series Battery Cabinet Comparison Total Cost of Ownership Comparison Across Battery Technologies Over 15-Year Evaluation Period BC 2-500 Top Terminal VRLA(1) Lithium Ion (LMO/NMC) Notes UPS System 1500 kW UPS System Total Site Load 1500 kW TCO Years Evaluated 15 Strings Required 4 9 8 Sized to provide 3min EOL Power per string (kW) 375 175 200 Higher power reduces string count String Dimensions 21W x36D x83H 40W x29.5D x78.7H 25.6W x23.6D x80.9H Total System Dimensions 84W x36D x83H 360W x29.5D x78.7H 204.8W x23.6D x80.9H Typical UPS is 32" – 36" deep Total System Sq. ft. 21.00 73.75 33.56 Cabinet Weight 2,100 lbs 5,090 lbs 1,183 lbs Lighter weight reduces structural costs System Weight 8,400 lbs 45,810 lbs 9,464 lbs String Cost $39,700 $13,500 $14,500 System Costs $158,800 $121,500 $116,000 Installation Costs $11,790 $66,790 $38,120 Lower cabinet count and complete shipping lowers install cost Total Capex Costs $170,590 $188,290 $154,120 Yearly Service Costs $1,200 $10,800 $4,800 Fewer visits and cabinets reduce service costs Yearly Footprint Costs (lost revenue) $4,200 $18,000 $10,240 Based on linear feet × typical UPS depth Replacement Costs (incl. recycling) $4,452 $250,000 $22,430 VRLA assumes 2 replacements; all include EOL removal + recycling Total Opex Costs $85,452 $682,000 $248,030 Service + footprint for 15 yrs with replacements Total Cost of Ownership (Capex + Opex) $256,042 $870,290 $402,150 Additional Cost for Competitors' System $614,248 $146,108 Note: Based on a comparison of BC 2-500 against top terminal VRLA and lithium-ion (LMO/NMC) using internal estimates of all direct costs (capital expenditures and operating expenses) related to the batteries purchase, installation, operation, and disposal over a 15-year period. This model is used for example purposes only 1) Valve-regulated lead-acid is a type of lead-acid battery 34

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Definitions 35 AI Artificial Intelligence IP Intellectual Property BC Battery Cabinet NiZn Nickel-Zinc BESS Battery Energy Storage System OEM Original Equipment Manufacturer BMS Battery Management System OPEX Operating Expense CAGR Compounded Annual Growth Rate PCAOB Public Company Accounting Oversight Board CAPEX Capital Expenditure ROIC Return on Invested Capital CPU Central Processing Unit TAM Total Addressable Market DC Direct Current TCO Total Cost of Ownership defined as all direct costs (capital and expense) related to the batteries purchase, installation, operation, and disposal over a 15 year period EV Enterprise Value GPU Graphics Processing Unit UI User Interface Hyperscaler A company that runs massive globally scaled data centers to deliver cloud and AI services such as AWS, Google, Microsoft and Meta UL Underwriters Laboratories UPS Uninterruptible Power Supply VRLA Valve-Regulated Lead-Acid

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Risk Factors Risk Factors The below list of risk factors has been prepared solely for purposes of the proposed private placement transaction (the “Private Placement”) as part of the proposed transaction, and solely for potential investors in the Private Placement, and not for any other purpose. All references to “ZincFive,” the “Company,” “we,” “us” or “our” refer to the business of ZincFive, Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, the Private Placement and the proposed business combination (the “Business Combination”) between the Company and Spark I Acquisition Corporation (“Spark”), and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Spark, with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and Spark. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Spark and the proposed transactions between the Company and Spark, and may differ from and be more extensive than those presented below. Investing in securities (the “Securities”) to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company’s business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company’s equity securities may decline, and any investor in the offering may lose all or part of its investment. Risks Related to Our Business Capital Requirements and Financial Position. We have a history of operating losses and may not achieve or sustain profitability in the future. We will require substantial additional capital to pursue our business objectives and respond to business opportunities, challenges or unforeseen circumstances, and we cannot be sure that additional financing will be available. As we endeavor to expand our business, we will incur significant costs and expenses, which could outpace our cash reserves. Unfavorable conditions or disruptions in the capital and credit markets may adversely impact business conditions and the availability of credit. Our indebtedness could adversely affect our business, financial condition and results of operations and restrict us in ways that limit our flexibility in operating our business. 36

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Risk Factors (Cont’d) Our Business and Industry. Failure to deliver the benefits offered by our technologies, or the emergence of improvements to competing technologies, could reduce demand for our products and harm our business. Traditional lithium-ion technologies may have certain actual or perceived advantages over our technology, which could affect demand for our products. A decline in lithium prices or other improvements in lithium-ion battery technology may result in increased competition from traditional lithium-ion batteries and adversely affect the demand for our products. International trade policies, including tariffs, sanctions and trade barriers may adversely affect our business, financial condition, results of operations and prospects. Our business has and is expected to continue to have significant customer concentration. Backlog may not be realized or may not result in profits and may not accurately represent future revenue. Manufacturing. Our future success depends in part on our ability to increase our production capacity, and we may not be able to do so in a cost-effective manner. If we elect to expand our production capacity by constructing or leasing one or more new manufacturing facilities, we may encounter challenges relating to the construction, management and operation of such facilities. We may experience delays, disruptions, or quality control problems in our manufacturing operations. Defects, field failures, or performance problems in our products could result in loss of customers, reputational damage, and decreased revenue. We may also face warranty, indemnity, and product liability claims that may arise from defective products or field failures. Competition. We operate in highly competitive energy industries, and are subject to pricing pressure and increasing competition. Many of our competitors and potential competitors have substantially greater financial, marketing, personnel and other resources than we do, and if we do not compete effectively, our competitive positioning and our operating results will be harmed. Future Growth. If we fail to manage our recent and future growth effectively, we may be unable to execute our business plan, maintain high levels of customer service, or adequately address competitive challenges. Our planned expansion into new geographic markets or new product lines or services could subject us to additional business, financial, and competitive risks. Our ability to proceed with projects under development and complete construction of projects on schedule and within budget are subject to contractual, technology, operating and commodity risks as well as market conditions that may affect our operating results. Demand for our products depends on the continued growth of energy-reliant infrastructure, including infrastructure to support demand for AI, which has seen rapid growth in recent years and if demand for such infrastructure does not continue to grow at similar or higher rates, it may have a material adverse effect on our business, financial condition, operating results and prospects for future growth. Strategic Partners. The execution of our strategy to expand into new markets through strategic partnerships, joint ventures and licensing arrangements is in a very early stage and is also subject to various risks which could adversely affect our business and future prospects. 37

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Risk Factors (Cont’d) Third Parties. We depend on third-party suppliers for the development and supply of key raw materials and components for our energy storage products. We also depend on vendors for the shipping of our energy storage products. Quality issues or delays in our supply or delivery chain and shipments could harm our ability to manufacture, supply and commercialize our energy storage products. International Operations. Because our success depends, in part, on our ability to expand sales internationally, our business will be susceptible to risks associated with international operations. We currently rely on our manufacturing facility in China for the production of components of our products, and a significant disruption in the operation of our manufacturing facility in China, political unrest in China, tariffs, impact of outbreaks of health epidemics, or changes in social, political, trade, health, economic, environmental, or climate-related conditions or in laws, regulations and policies governing foreign trade could materially and adversely affect our business, financial condition and results of operations. Intellectual Property. If we are unable to obtain and maintain patent protection for our products and technology, or if the scope of the patent protection obtained is not sufficiently broad or robust, our competitors could develop and commercialize products and technology similar or identical to ours, and our ability to successfully commercialize our products and technology may be adversely affected. Moreover, our trade secrets could be compromised, which could cause us to lose the competitive advantage resulting from these trade secrets. Legal, Regulatory and Government. The nature of our business exposes us to potential legal proceedings or claims that could adversely affect our operating results. These claims could conceivably exceed the level of our liability insurance coverage. We are subject to requirements relating to environmental and safety regulations and environmental remediation matters, which could adversely affect our business, results of operation and reputation. We are subject to governmental export and import controls and trade and economic sanctions that could impair our ability to compete in global markets and subject us to liability if we are not in full compliance with applicable laws and other controls. In addition, many of our customers and prospective customers rely on federal, state and local government incentives, the reduction of which could reduce demand for our products. Further, investments in, or incentives granted to, our competitors by governmental entities could put us at a competitive disadvantage. Risks Related to the Private Placement Capital Raise. There can be no assurance that we will be able to raise the anticipated ~$100 million in the Private Placement, or that the amount of funds raised in the Private Placement will be sufficient to consummate the Business Combination or for use by the combined company following the Business Combination (the “Combined Company”). Voting Power. The issuance of shares of the Combined Company’s securities in connection with the Private Placement will dilute the voting power of the Combined Company’s shareholders. 38

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Risk Factors (Cont’d) Risks Related to the Business Combination Transaction Costs. Both Spark and we will incur significant transaction costs in connection with the Business Combination. Contingencies of Business Combination. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. Key Personnel. The ability to successfully effect the Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain of our key personnel, all of whom we expect to stay with the Combined Company following the Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business. Redemption. If a significant number of shares of Spark’s common stock is elected to be redeemed in connection with the Business Combination, the stock ownership of the Combined Company will be highly concentrated, which will reduce the public “float” and may have a depressive effect on the market price of the common stock of the combined company. Redemptions would also reduce the amount of capital available to the Combined Company following the Business Combination. If accepting all properly submitted redemption requests would cause minimum cash to be less than any amount necessary to satisfy a closing condition, Spark may not proceed with such redemptions and Business Combination. Value of Securities. If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of Spark’s securities or, following the consummation of the Business Combination, the value of the Combined Company’s securities, may decline. Stock Exchange Approval. There can be no assurance that the Combined Company’s securities will be approved for listing on the chosen stock exchange or that the Combined Company will be able to comply with the continued listing standards of such stock exchange. Conflicts of Interest. Some of Spark’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether we are an appropriate target for Spark’s initial business combination. Legal Proceedings. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. 39

48 124 225 253 196 44 233 238 243 68 224 106 43 51 60 68 84 106 255 255 255 12 16 21 ZincFive Confidential Risk Factors (Cont’d) Compliance with Laws. Changes in laws or regulations or interpretation and application of such laws and regulation, or a failure to comply with any laws and regulations, may adversely affect us and the Combined Company’s business, including Spark, and our ability to consummate the Business Combination, and results of operations. 40